Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 23, 2025, between TurboGen Ltd., an Israeli corporation (the “Company”), and each purchaser listed in Exhibit A attached hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company is a public company registered in Israel whose securities are listed for trade on the Tel Aviv Stock Exchange Ltd. (the “TASE”);

WHEREAS, the Company is currently in the process of exploring the direct registration of its Ordinary Shares for trading on a tier of the Nasdaq Stock Market LLC, a Trading Market in the United States; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) thereof, the Company desires to issue and sell to each Purchaser and each Purchaser, severally and not jointly, desires to purchase from the Company securities of the Company which shall be listed on and fully tradable immediately after their issuance on a Trading Market in the United States as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under Common Control with a Person.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Tel Aviv are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority with competent jurisdiction so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York or Tel Aviv are generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Commission” means the United States Securities and Exchange Commission.

“Companies Law” means the Israeli Companies Law – 5759-1999, as amended, and the rules and regulations promulgated thereunder.

“Control”, as such term is defined in the Securities Law.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Investment Amount” means a total amount in United States dollars and in immediately available funds to be paid by the Purchaser for the purchase of such number of Ordinary Shares as set forth next to each Purchaser’s name in Exhibit A attached hereto.

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any of the Transaction Documents.

“Milestone” means both (i) the approval for listing on a tier of the Nasdaq Stock Market LLC of the Company’s Ordinary Shares and (ii) the effectiveness of the Registration Statement from the Commission.

“Ordinary Shares” means the ordinary shares of the Company, NIS 0.01 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Per Share Purchase Price” equals NIS 18.5, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement. For purposes of calculating the Per Share Purchase Price (denominated in NIS) for a Purchaser’s Subscription Amount (denominated in United States dollars), the most recent exchange rate published by the Bank of Israel shall apply.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Statement” means a registration statement registering with the Commission the resale by the Purchasers of the Shares under the Securities Act.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Law” means the Israeli Securities Law – 1968, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Ordinary Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Shareholders Approval” means the approval by the Company’s shareholders of the transaction contemplated herein in a special meeting to be called by the Company.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds. For purposes of calculating the Per Share Purchase Price (denominated in NIS) for such Purchaser’s Subscription Amount (denominated in United States dollars), the most recent exchange rate thereof published by the Bank of Israel shall apply.

“TASE” shall have the meaning ascribed to such term in the Recitals hereto.

“TASE Approval” shall have the meaning ascribed to such term in Section 2.3(a).

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares is listed or quoted for trading on the date in question: the TASE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transaction contemplated hereunder.

“Transfer Agent” means the transfer agent company to be appointed by the Company in connection with the listing process, and thereafter any successor transfer agent of the Company.

“Undertaking” means the Israel Innovation Authority (the “IIA”) undertaking letter in the IIA’s standard form.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing.

The Company shall notify the Purchaser upon achievement of the Milestone. The Closing Date shall be a Business Day within two (2) Business Days of notice from the Company of the Milestone. On the Closing Date, upon the terms and subject to the conditions set forth herein, and upon satisfaction of the covenants and conditions to closing set forth in Sections 2.2 and 2.3, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, the number and dollar amount of Shares set forth next to each Purchaser’s name in Exhibit A attached hereto, whereby each Purchaser, severally and not jointly, agrees to purchase the number of Shares as specified below such Purchaser’s name on the signature page of this Agreement to be purchased by it at the Closing. Each Purchaser shall deliver to the Company via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur remotely via the exchange of documents and signature or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the Audit Committee (to the extent required) and the Board of Directors consent to the Company’s execution, delivery and performance of the Transaction Documents;

(iii) a copy of a document evidencing the Shareholders Approval (to the extent required);

(iv) an Undertaking to the IIA executed by each purchaser (to the extent required); and

(v) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer.

(vi) a copy of a TASE approval;

(vii) a copy of the Registration Statement, including the preliminary prospectus contained therein, that was declared effective by the Commission.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser;

(ii) the Investment Amount, which shall be made available by wire transfer; and

(iii) if such Purchaser is “an accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, an executed copy of the accredited investor questionnaire set forth on Exhibit B.

2.3 Closing Conditions.

(a) It is hereby agreed that the consummation of the investment and the issuance of the Shares are subject to (i) the Company’s timely filing of an immediate report regarding the issuance of Shares in accordance with Israeli Securities Regulations (Private Offering of Securities of a Listed Company) 2000, (ii) the approval of the TASE to list the Shares for trading (the “TASE Approval”), and (iii) the Shareholders Approval (to the extent required).

(b) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) receipt of the TASE Approval and the Shareholders Approval (to the extent required);

(ii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(iii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iv) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(c) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) receipt of the TASE Approval;

(ii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(iii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(v) the Milestone shall have been satisfied such that the Shares will be freely tradable on a Trading Market in the United States immediately after their issuance.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transaction contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transaction contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or the Board of Directors in connection herewith or therewith, other than in connection with receipt of the TASE Approval, receipt of the Shareholders Approval (to the extent required), the approval relating to meeting the Milestone, compliance with the requirements of the Israeli Securities Regulations (Private Offering of Securities of a Listed Company) 2000, and receipt of the TASE Approval and the Shareholders Approval (to the extent required).

(c) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and the Company’s Articles of Association. The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement. The transaction is exempted from the prospectus requirements of the Securities Law, and does not constitute an offer and sale to the public pursuant to the Securities Law.

(d) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under Israeli or U.S. securities Laws is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the Securities Law and the rules and regulations of the applicable Trading Market.

(e) No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transaction contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law. No other approval or consent from any person, entity or authority, is required by such Purchaser for the execution, delivery and performance by it of this Agreement and the Transaction Documents to which it is party, and any and all agreements and instruments ancillary hereto or thereto.

(b) Own Account. Such Purchaser understands that it is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Notwithstanding anything to the contrary in this Section the Company acknowledges and agrees that the Purchaser may assign all or part of its rights and obligations under this Agreement to other “accredited investors” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or “qualified institutional buyers” as defined in Rule 144A(a) under the Securities Act, provided that (i) such Purchaser notifies the Company promptly of such assignment and (ii) such transferee agrees in writing to be bound, with respect to its respective portion in the Shares, by the provisions of the Transaction Documents that apply to the “Purchasers”, subject to the terms and conditions set forth in Section 5.7.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof is, and as of the Closing Date will be: (i) either (a) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (b) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company’s business, assets and financial position and has reviewed and inspected all of the data and information provided to it by the Company in connection with the execution of this Agreement. The Purchaser acknowledges that (i) the issuance of the Shares hereunder does not constitute a promise or guaranty by the Company, its shareholders, officers or directors as to the financial, technological or commercial success of the Company or the future value of its shares, and (ii) the investment contemplated herein involves a high degree of risk that may result in the Purchaser losing its entire investment hereunder.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Israel Innovation Authority. Such Purchaser acknowledges and confirms that it is aware that the Company is subject to the provisions of the Israeli Encouragement of Research, Development and Technological Innovation in the Industry Law, 5744-1984 (as amended from time to time), including regulations, directives, procedures and rules that have been or will be promulgated thereunder and/or by virtue thereof, including any regulations, directives, guidelines and rules as issued from time to time by the IIA. Such Purchaser is aware of the restrictions imposed upon the Company regarding transfer of know-how and/or production rights. Such Purchaser is aware that the Company may be required to report the transaction contemplated herein to the IIA. If so required by applicable law, such Purchaser will execute a standard undertaking towards the IIA, in the form provided by the Company.

(g) Except as detailed on the signature page hereto executed by such Purchaser, such Purchaser does not hold any securities of the Company immediately prior to the issuance of the Shares.

(h) There are no written or oral agreements between such Purchaser (or anyone on the Purchaser’s behalf) and any shareholder of the Company or others regarding the sale or purchase of the Company’s securities or voting rights.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Legends.

(a) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1 hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Purchaser shall provide the Company with a “no action” letter from the Commission or a legal opinion confirming the same.

(b) The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser

(c) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for the Company’s ordinary course of business operations.

4.3 Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of authorized and unissued Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.4 Listing of Ordinary Shares. Concurrently with the Closing, the Company shall have listed the Shares on a Trading Market in the United States.

4.5 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within nine (9) months from the date of this Agreement.

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. The Parties’ mailing and email addresses for the purpose of this Agreement are as set forth on the signature page of this Agreement or any other address notified by the Parties to each other and each notice delivered to by a party to the other party shall be deemed to have been delivered to the recipient on the day on which it was delivered to it personally, or three (3) days after its delivery by registered mail, or one (1) day after its delivery by email.

5.5 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Parties.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.” Any such right of assignment shall be valid for a period of two (2) months from the date of execution of this Agreement.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise explicitly set forth in this Agreement.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Israel, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transaction contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the courts sitting in the City of Tel Aviv. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts sitting in the City of Tel Aviv, Israel for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transaction contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.13 Weekends, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised, on the next succeeding Business Day.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.15 Confidentiality. The Purchaser shall not disclose or issue any public statement or press release concerning, or relating to, this transaction, without the prior written approval of the Company, of the substance and form of any such statement or release, except as may be required under applicable Law.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TURBOGEN LTD.			Address for Notice:

By:	/s/ Dov Fridman		Email:
	Name:	Dov Fridman	Fax:
	Title:	Director

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO TURBOGEN SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Alex Katz

Signature of Authorized Signatory of Purchaser: /s/ Alex Katz.

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:

Investment Amount on the Closing: Up to US$5,000,000. The final investment amount for the Closing shall be determined by the Company, in its sole discretion, no later than seven (7) Business Days before the Closing Date.

Shares: The number of Shares equal to the Investment Amount on the Closing Date divided by NIS 18.5.

Exhibit A

Name of Purchaser	Investment Amount (US$)	Number of Shares	Address of Purchaser	Contact Person

TOTAL	US$

EXHIBIT B

Accredited Investor Questionnaire

The undersigned understands that the representations contained below are made for the purpose of qualifying him or her as an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and for the purpose of inducing a sale of the securities to him or her. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

(a)	Accredited individual investors must initial at least one of the following statements:

____(1)	I certify that I am an accredited investor because I had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse or spousal equivalent in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year;

____(2)	I certify that I am an accredited investor because I have an individual net worth, or joint net worth with my spouse and I have an individual net worth or spousal equivalent, in excess of exceeds $1,000,000. For purposes of calculating net worth under this paragraph my primary residence is not included as an asset; indebtedness that is secured by my primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, is not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess is included as a liability); and indebtedness that is secured by my primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities is included as a liability.

____(3)	I certify that I am an accredited investor because I am a director or executive officer of TurboGen Ltd.

____(4)	I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(b)	Accredited partnerships, corporations or other entities must initial one or more of the following statements:

____(1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items (a)(1) to (a)(4) above or (b)(2) to (b)(11) below;

____(2)	The undersigned is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

____(3)	The undersigned is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

____(4)	The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state;

____(5)	The undersigned is an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940, as amended;

____(6)	The undersigned is an insurance company as defined in section 2(a)(13) of the Act;

____(7)	The undersigned is an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in section 2(a)(48) of that Act;

____(8)	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

____(9)	The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

____(10)	The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

____(11)	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

____(a)	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

____(b)	the employee benefit plan has total assets in excess of $5,000,000; or

____(c)	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

____(12)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

____(13)	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following (check one or more, as appropriate):

____(a)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

____(b)	a corporation, partnership or limited liability company;

____(c)	a Massachusetts or similar business trust, or

____(d)	a limited liability company.

____(14)	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

____(15)	The undersigned is an entity, of a type not listed in paragraphs (b)(1) to (b)(14), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

____(16)	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

____(17)	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (b)(15) above and whose prospective investment in the issuer is directed by such family

[Signature page follows]

Date:	______________, 2025

SIGNATURE FOR INDIVIDUAL:		SIGNATURE FOR PARTNERSHIP, CORPORATION, TRUST OR OTHER ENTITY:

(Signature)		(Print Name)

(Print Name)		(Signature of Authorized Signatory)

(Signature of any joint tenant or co-holder of any security issued by TurboGen Ltd.)		(Name of Authorized Signatory)

(Print Name)		(Title)